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                                                          Exhibit No. 10
                                                          --------------

                  FIRST EMPIRE STATE CORPORATION
                      1983 STOCK OPTION PLAN
             (COMPOSITE COPY AS OF FEBRUARY 21, 1995)

1.   Definitions

          In this Plan, except where the context otherwise indicates, the following definitions apply:

          (a) "Agreement" means the written agreement implementing a grant of an Option and/or Right.

          (b)  "Board" means the Board of Directors of the Company.

          (c)  "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the committee of the Board meeting the standards of Rule 16b-3(c)(2)(i), Rule 16b-3(e)(2), and Regulation 1.162-27, or any similar successor rules or regulations, appointed by the Board to administer this Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

          (e) "Common Stock" means the authorized but unissued or reacquired Common Stock, par value $5.00 per share, of the Company.

          (f)  "Company" means First Empire State Corporation.

          (g) "Date of Exercise" means the date on which the Company receives notice pursuant to Article 8 of the exercise of an Option or Right.

          (h) "Date of Grant" means the date on which an Option or Right is granted by the action of the Committee or such later date as may be specified by the Committee in taking such action.

          (i) "Director" means any person who is a director of the Company or any Subsidiary.

          (j) "Employee" means any person determined by the Committee to be an employee of the Company or any Subsidiary.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l) "Fair Market Value" of a share of Common Stock means the amount equal to the closing price for a share of Common Stock on the American Stock Exchange as reported by such source as the Committee may select, or, if such price quotation for a share of Common Stock is not so reported, then the fair market value of such stock as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose, in each case subject to adjustment under Article 10.

          (m) "Grant Price" means (i) in the case of a Right that is not a Related Right, the Fair Market Value per share on the Date of Grant of the Right, (ii) in the case of a Right that is a Related Right to a Nonstatutory Stock Option and not to another Right, either (A) the Option Price per share as provided in the Related Option or (B) the Fair Market Value per share on the Date of Grant of the Right, as designated by the Committee in the Agreement granting the Right, (iii) in the case of a Right that is a Related Right to an Incentive Stock Option, the Option Price per share as provided in the Related Option, (iv) in the case of a Right that is a Related Right to


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another Right and not to an Option, either (A) the Fair Market Value per share on the Date of Grant of the Right or (B) the Fair Market Value per share on the Date of Grant of its Related Right, as designated by the Committee in the Agreement granting the Right, or (v) in the case of a Right that is a Related Right both to a Nonstatutory Stock Option and to another Right, (A) the Option Price per share as provided in the Related Option, (B) the Fair Market Value per share on the Date of Grant of the Right, or (C) the Fair Market Value per share on the Date of Grant of its Related Right, as designated by the Committee in the Agreement granting the Right.

          (n) "Incentive Stock Option" means an Option granted under the Plan that qualifies as an incentive stock option under section 422 of the Code and that the Company designates as such in the Agreement granting the Option.

          (o) "Key Employee" means (i) an Employee who is an officer of the Company or a Subsidiary, or who is determined by the Committee to be in a managerial, professional, or other key position of the Company or a Subsidiary, or (ii) a former trustee or officer of The East New York Savings Bank who, upon closing of the acquisition by the Company of The East New York Savings Bank, was granted nonstatutory stock options under the Plan pursuant to the terms of Section 5(i) of the Merger Agreement by and between First Empire State Corporation, The East New York Savings Bank and the incorporators of West Interim Savings Bank.

          (p) "Limited Right" means a limited stock appreciation right granted under the Plan.

          (q) "Limited Right Period" means the period during which a Limited Right may be exercised as provided in Paragraph 7(h) hereof.

          (r) "Nonlimited Right" means a nonlimited stock appreciation right granted under the Plan.

          (s) "Nonlimited Right Period" means the period during which a Nonlimited Right may be exercised as provided in Paragraph 7(g) hereof.

          (t) "Nonstatutory Stock Option" means an Option granted under the Plan which is not an Incentive Stock Option.

          (u) "Offer" means any tender offer or exchange offer for the Company's Common Stock made by an Offeror which might, if consummated pursuant to its terms or pursuant to any power reserved in its terms, cause the Offeror to become the beneficial owner of twenty percent or more of the outstanding Common Stock. As used in this definition, "beneficial owner" shall have the meaning ascribed to it from time to time under the rules and regulations promulgated by the SEC under Section 13(d) of the Exchange Act, or in the event of the repeal or alteration of such section, such meaning as may from time to time be ascribed to "beneficial owner" under the rules and regulations promulgated by the SEC under any similar federal law.

          (v) "Offer Price per Share" with respect to the exercise of a Limited Right means the greater of (i) the highest price per share of Common Stock paid in any Offer which Offer is in effect at any time during the period beginning on the ninetieth day prior to the Date of Exercise of such Limited Right and ending on the Date of Exercise of such Limited Right or (ii) the highest Fair Market Value per share of Common Stock during such period. Any securities or property that is part or all of the consideration paid for shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.


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          (w)  "Offeror" means any person, other than the Company or any of its Subsidiaries, who makes an Offer. As used in this definition, "person" shall include any natural person, corporation, partnership, trust, association, business entity, or any group of persons, whose ownership of Common Stock would be required to be reported collectively pursuant to Section 13(d) of the Exchange Act and the rules and regulations promulgated by the SEC thereunder, as from time to time in effect, or in the event of the repeal or alteration of such section, such reporting requirements as may from time to time be prescribed by any similar federal law.

          (x) "Option" means an Incentive Stock Option or Nonstatutory Stock Option granted under the Plan.

          (y) "Option Period" means the period during which an Option may be exercised.

          (z) "Option Price" means the price per share at which an Option may be exercised. The Option Price shall be determined by the Committee, but in no event shall the Option Price be less than the greater of the Fair Market Value of the Common Stock determined as of the Date of Grant or the par value of the Common Stock, except that in connection with grants of Options to those Key Employees who were granted Options upon the closing of the Company's acquisition of The East New York Savings Bank as described in Section 1(o)(ii) hereof, the Option Price of Options granted upon closing of the acquisition may not be less than the price at which Common Stock was sold to the public pursuant to the underwritten offering in connection with the Company's acquisition of The East New York Savings Bank.

          (aa) "Optionee" means a Key Employee to whom an Option or Right has been granted.

          (bb) "Plan" means the First Empire State Corporation 1983 Stock Option Plan, as amended.

          (cc) "Regulation 1.162-27" shall mean proposed Regulation Section 1.162-27 promulgated by the Internal Revenue Service, as the same may be finalized and amended from time to time.

          (dd) "Related Option" means an Option in connection with which, or by amendment to which, a specified Right is granted.

          (ee) "Related Right" means a Right granted in connection with, or by amendment to, a specified Option or other Right.

          (ff) "Right" means a Limited Right or Nonlimited Right granted under the Plan.

          (gg) "Rule 16b-3" means Rule 16b-3 of the rules and regulations as promulgated and amended from time to time by the SEC under Section 16(b) of the Exchange Act.

          (hh) "SEC" means the Securities and Exchange Commission.

          (ii) "Subsidiary" means a corporation at least fifty percent of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more other Subsidiaries.

          (jj) "Unused Limit Carryover" means "unused limit carryover" as defined in section 422A of the Internal Revenue Code of 1954, as amended, as in effect on October 21, 1986 and the regulations thereunder.


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2.   Purpose

          This Plan is intended to aid in maintaining and developing strong management through encouraging the ownership of Common Stock by Key Employees and through stimulating their efforts by giving suitable recognition, in addition to their other remuneration, to the ability and industry which contribute materially to the success of the Company's business interests, and to provide an incentive to the continued service of such Key Employees.

3.   Administration

          This Plan shall be administered by the Committee. In addition to any other powers granted to the Committee, it shall have the following powers, subject to the express provisions of the Plan:

          (a) subject to the provisions of Articles 4, 6 and 7, to determine in its discretion the Key Employees to whom Options or Rights shall be granted under the Plan, the number of shares to be subject to each Option or Right, and the terms upon which, the times at which, and the periods within which such Options or Rights may be acquired and exercised;

          (b) to determine all other terms and provisions of each Agreement, which need not be identical;

          (c) without limiting the foregoing, to provide in its discretion in an Agreement:

              (i) for an agreement by the Optionee to render services to the Company or a Subsidiary upon such terms and conditions as may be specified in the Agreement, provided that the Committee shall not have the power to commit the Company or any Subsidiary to employ or otherwise retain any Optionee;

              (ii) for restrictions on the transfer, sale or other disposition of the Common Stock issued to the Optionee upon the exercise of an Option or Right;

             (iii) for an agreement by the Optionee to resell to the Company, under specified conditions, stock issued upon the exercise of an Option or Right; and

              (iv) for the form of payment of the Option Price upon the exercise of an Option, including without limitation in cash, by delivery of shares of Common Stock valued at Fair Market Value on the Date of Exercise of the Option, or by a combination of cash and Common Stock;

          (d)  to construe and interpret the Agreements and the Plan;

          (e) to require, whether or not provided for in the pertinent Agreement, of any person exercising an Option or Right granted under the Plan, at the time of such exercise, the making of any representations or agreements which the Committee may deem necessary or advisable in order to comply with the securities laws of the United States or of any state;

          (f) to provide for satisfaction of an Optionee's tax liabilities arising in connection with the Plan through, without limitation, retention by the Company of shares of Common Stock otherwise issuable on the exercise of a Nonstatutory Stock Option or Nonlimited Right or through delivery of shares of Common Stock to the Company by the Optionee under such terms and conditions as the Committee deems appropriate; and


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          (g)  to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

          Any determinations or actions made or taken by the Committee pursuant to this Article shall be binding and final.

4.   Eligibility

          Options and Rights may be granted only to Key Employees, provided, however, that the members of the Committee are not eligible to receive Options or Rights under the Plan. A Key Employee who has been granted an Option or Right may be granted additional Options and Rights.

5.   Stock Subject to the Plan

          (a) There is hereby reserved for issuance upon the exercise of Options and Rights granted under this Plan an aggregate of 2,000,000 shares of Common Stock, subject to the provisions of Article 10; provided, however, that:

              (i) no Key Employee shall be granted in any fiscal year of the Company Options and Rights (including Rights that may be exercised only for cash) for more than 50,000 shares, provided that a newly-hired Key Employee who will serve as an executive officer of the Company may receive an additional one-time grant of Options and/or Rights covering up to 50,000 shares of the Common Stock upon commencement of employment with the Company, and provided further that such limits shall be subject to such adjustment, if any, as the Committee deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company; and

              (ii) neither (A) the grant or exercise of a Limited Right nor (B) the grant or exercise of a Nonlimited Right that is exercisable only for cash shall reduce the number of shares of Common Stock available for the grant of Options and Rights under the Plan; and

             (iii) in the case of a Nonlimited Right that may be exercised for Common Stock and that is a Related Right to an Option, the grant of such a Right shall not reduce the number of shares of Common Stock available for the grant of Options and Rights under the Plan.

          The provisions of subparagraph (i) shall apply to all grants of Options and Rights after the amendment of the Plan to add those provisions. The provisions of subparagraphs (ii) and (iii) shall apply to all grants and exercises of Rights both before and after the amendment of the Plan to add those provisions.

          (b) If an Option granted under the Plan expires or terminates for any reason (other than termination by virtue of the exercise of a Related Right) without having been exercised fully, the unpurchased shares of Common Stock that had been subject to the Option at the time of its expiration or termination shall become available for other Options and Rights to be granted under the Plan.

          (c) If a Nonlimited Right that may be exercised for Common Stock and that is not a Related Right expires or terminates for any reason without having been exercised fully, the unpurchased shares of Common Stock which had been subject to such Nonlimited Right at the time of its expiration or termination shall become available for Options and other Rights to be granted under the Plan. If a Nonlimited Right that may be exercised for Common Stock and that is a Related Right to a Limited Right expires or terminates for any reason (other than termination by virtue of the exercise of the Limited Right) without having been exercised fully, the unpurchased shares of Common Stock that had been subject to the Nonlimited Right at the time of its expiration or termination shall become available for Options and other Rights to be granted under the Plan.

          (d) In the case of a Nonlimited Right that may be exercised for Common Stock and that is not a Related Right, if upon the exercise of such a Right, a number of the shares of Common Stock subject to the portion of the Right being exercised are not issued in settling the Company's obligations arising out of such exercise, such number of shares of Common Stock shall become available at the time of exercise for Options and other Rights to be granted under the Plan. In the case of a Related Right (other than a Related Right described in the following sentence), if upon the exercise of such a Right, a number of the shares of Common Stock subject to the portion of the Right being exercised are not issued in settling the Company's obligations arising out of such exercise, such number of shares of Common Stock shall become available at the time of exercise for Options and other Rights to be granted under the Plan. The preceding sentence shall not apply to the exercise of (i) a Nonlimited Right exercisable only for cash that is a Related Right to a Limited Right, or (ii) a Limited Right that is a Related Right to a Nonlimited Right exercisable only for cash.

6.   Options

          (a) Pursuant to the terms of the Plan, the Committee is hereby authorized to grant Nonstatutory Stock Options and Incentive Stock Options to Key Employees.

          (b) All Agreements granting Options shall contain a statement that the Option is intended to be either (i) a Nonstatutory Stock Option or
(ii) an Incentive Stock Option.

          (c) The Option Period shall be determined by the Committee and specifically set forth in the Agreement, provided, however, that an Option shall not be exercisable after ten years from the Date of Grant in the case of an Incentive Stock Option and after ten years and one day from the Date of Grant in the case of a Nonstatutory Stock Option.

          (d) The aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Common Stock for which an Incentive Stock Option is granted to any one person in any calendar year before 1987 (under all stock option plans of the person's employer corporation and its "parent" and "subsidiary" corporations) shall not exceed $100,000 plus any Unused Limit Carryover to such year. The aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options granted to any one person at any time after 1986 (under all stock option plans of the person's employer corporation and its "parent" and "subsidiary" corporations) may first become exercisable in any calendar year shall not exceed $100,000. For purposes of this Paragraph (d), the terms "parent" and "subsidiary" corporations shall have the respective meanings given to them in section 424 of the Code.

          (e) All Incentive Stock Options granted under the Plan shall comply with the provisions of the Code governing incentive stock options and with all other applicable rules and regulations.

          (f) All other terms of Options granted under this Plan shall be determined by the Committee in its sole discretion.

7.   Rights

          (a) Pursuant to the terms of the Plan, the Committee is hereby authorized to grant Rights.

          (b)  A Nonlimited Right may be granted under the Plan as follows:


              (i) in connection with, and at the same time as, the grant of an Option or a Limited Right under the Plan;

              (ii) by amendment of an outstanding Nonstatutory Stock Option or Limited Right granted under the Plan; or

              (iii) independently of any Option or Limited Right granted under the Plan.

          (c)  A Limited Right may be granted under the Plan as follows:

              (i) in connection with, and at the same time as, the grant of an Option or a Nonlimited Right under the Plan;

              (ii) by amendment of an outstanding Nonstatutory Stock Option or Nonlimited Right granted under the Plan; or

              (iii) independently of any Option or Nonlimited Right granted under the Plan.

          (d) A Related Right may apply, in the Committee's discretion, to all or a portion of the Common Stock subject to its Related Right or Related Option.

          (e) A Nonlimited Right granted under the Plan may be exercised in whole or in part as provided in the Agreement and, subject to the provisions of the Agreement and Paragraph (l) of this Article, entitles its Optionee to receive, without any payment to the Company, either cash or that number of shares of Common Stock (up to the highest whole number of shares), or a combination thereof, in the amount of or having a Fair Market Value determined as of the Date of Exercise equal to the number of shares of Common Stock subject to the portion of the Nonlimited Right exercised multiplied by an amount equal to the excess of (i) the Fair Market Value per share on the Date of Exercise of the Nonlimited Right over (ii) the Grant Price of the Nonlimited Right.

          (f) A Limited Right granted under the Plan may be exercised in whole or in part as provided in the Agreement and entitles its Optionee to receive, without any payment to the Company, cash in an amount equal to the number of shares of Common Stock subject to the portion of the Limited Right exercised multiplied by an amount equal to the excess of (i) in the case of a Limited Right that is not a Related Right to an Incentive Stock Option, (A) the Offer Price per Share over (B) the Grant Price of the Limited Right or
(ii) in the case of a Limited Right that is a Related Right to an Incentive Stock Option, (A) the Fair Market Value per share on the Date of Exercise of such Limited Right over (B) the Grant Price of the Limited Right.

          (g) Subject to the provisions of Paragraph (i) of this Article, the Nonlimited Right Period shall be determined by the Committee and set forth in the Agreement.

          (h) Subject to the provisions of Paragraph (i) of this Article, the Limited Right Period shall be the period beginning on the first day following the date of the first purchase of shares of Common Stock pursuant to any Offer and ending on the date ninety days thereafter.

          (i) Notwithstanding any other provision of this Plan or any provision of any Agreement, the following rules shall apply:

              (i) a Right may not be exercised until the expiration of six months from the Date of Grant of the Right, except that this limitation shall not apply in the event the death or disability of the Optionee occurs prior to the expiration of the six-month period;

              (ii) a Right will expire no later than the earlier of (A) ten years from the Date of Grant or (B) in the case of a Related Right, the expiration of its Related Right or Related Option;

              (iii) a Right may be exercised only when the Fair Market Value of a share of Common Stock on the Date of Exercise exceeds the Grant Price of the Right;

              (iv) a Right that is a Related Right to an Incentive Stock Option may be exercised only when and to the extent the Related Option is exercisable; and

              (v) a Limited Right that is a Related Right to a Nonstatutory Stock Option or to a Nonlimited Right may be exercised with respect to all or any portion of the shares subject to the Limited Right whether or not its Related Right or Related Option is then exercisable to that extent.

          (j) The Company intends that this Article shall comply with the requirements of Rule 16b-3 during the term of this Plan. Should any provision of this Article not be necessary to comply with the requirements of Rule 16b-3 or should any additional provisions be necessary for this Article to comply with the requirements of Rule 16b-3, the Board or the Committee may amend this Plan to delete, add to or modify the provisions of the Plan accordingly. The Company intends to seek to comply with the public information and reporting requirements of Rule 16b-3(e)(1); however, the Company's failure for any reason whatsoever to comply with such requirements or with any other requirements of Rule 16b-3, and any resultant unavailability of Rule 16b-3 to Optionees shall not impose any liability on the Company to any Optionee or to any other party.

          (k) The exercise, in whole or in part, of a Related Right shall cause a reduction in the number of shares of Common Stock subject to its Related Right or Related Option equal to the number of shares of Common Stock with respect to which the Right being exercised is exercised. Similarly, the exercise, in whole or in part, of a Related Option shall cause a reduction in the number of shares subject to the Related Right equal to the number of shares with respect to which the Related Option is exercised.

          (l) Subject to the limitations of the Agreement and this Paragraph (l), an Optionee may (A) elect to receive cash upon exercise of a Right and exercise such Right or (B) exercise a Right exercisable only for cash, and upon such election and exercise or such exercise, the Company shall settle its obligations arising out of the exercise of the Right by the payment of cash in the amount set forth in Paragraph (e) of this Article if the Right is a Nonlimited Right, or in the amount set forth in Paragraph (f) of this
Article if the Right is a Limited Right; provided, however, that to the extent required to satisfy the conditions of Rule 16b-3(e) or as otherwise provided in the Agreement, the Committee shall have the sole discretion to consent to or to disapprove the election of any Optionee to receive cash in full or partial settlement of a Right; and further provided that to the extent required to satisfy the conditions of Rule 16b-3(e) or as otherwise provided in the Agreement, the Committee shall not consent to any such election for settlement in cash and an Optionee shall not exercise a Right for cash unless the following conditions are met:

              (i) the Company shall have been subject to the reporting requirements of Section 13 of the Exchange Act, as from time to time in effect, or in the event of the repeal of such section, such reporting requirements as may from time to time be prescribed by any similar federal law, for at least one year prior to such election or exercise; shall have filed all reports and statements required to be filed pursuant to that section or other applicable provision during the year ending upon the date of such election or exercise; and shall have at the time of such election or exercise the practice of releasing on a regular basis for publication quarterly and annual statements of sales and earnings, which data appear on a wire service, in a financial news service, in a newspaper of general circulation, or is otherwise publicly made available; and

              (ii) the Date of Exercise of a Right must be (A) within a period beginning on the third business day next following the date of release of the quarterly or annual financial data specified in subparagraph (i) and ending on the twelfth business day following such date of release and/or (B) upon the happening (and during a specified period thereafter) of an event fixed in advance in the Agreement which event is outside the control of the Optionee and which event occurs at least six months after the Date of Grant of the Right (except in the case of the death or disability of the Optionee).

          Any election by an Optionee for settlement in cash must be made in the notice of exercise of the Right. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking such action as is specified in the notice of exercise and election, and failure to give such consent shall be disapproval. Such consent may be given in whole or as to a portion of the Right surrendered by the Optionee. If such election to receive cash is disapproved in whole or in part, the Right shall be deemed to have been exercised for stock, or, if so specified in the notice of exercise and election, not to have been exercised, to the extent such election to receive cash is disapproved.

 8.  Exercise

          An Option or Right may be exercised, subject to the provisions of the Agreement under which it was granted, in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of an Option, by full payment for the Common Stock with respect to which the Option is exercised.

9.   Nontransferability

          Options and Rights granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and an Option or Right may be exercised, during the Optionee's lifetime, only by the Optionee or, in the event of the Optionee's legal disability, by the Optionee's legal representative. A Related Right is transferable only when its Related Right or Related Option is transferable and only with its Related Right or Related Option and under the same conditions.

10.  Capital Adjustments

          The number, class and Fair Market Value of shares subject to each outstanding Option or Right, the Option Price and the aggregate number and class of shares for which grants thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

11.  Termination or Amendment

          The Board shall have the power to terminate the Plan and to amend it in any respect, provided that after the Plan has been approved by the stockholders of the Company, the Board may not amend the Plan, without the approval of the stockholders of the Company, if such amendment would be required to be approved by the stockholders of the Company under the laws of the State of New York, in order for the Plan to continue to satisfy the conditions of Rule 16b-3, in order for Incentive Stock Options to qualify as such under section 422 of the Code, or under the rules of any securities exchange on which shares of Common Stock are listed. No termination or amendment of the Plan shall affect adversely the rights or obligations of the holder of any Option or Right granted under the Plan without the holder's consent.

12.  Modification, Extension and Renewal of Options and Rights

          Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options and Rights granted under the Plan; or may accept the surrender of outstanding Options and Rights (to the extent not exercised theretofore) granted under the Plan, or outstanding options and rights (to the extent not exercised theretofore) granted under any other stock option, stock purchase, stock appreciation rights, or other stock-related plan of the Company or of a company which has been merged or consolidated with the Company or a Subsidiary or which has become a Subsidiary through the acquisition by the Company or by a Subsidiary of stock or assets of the company, and authorize the granting of new Options and Rights pursuant to the Plan in substitution therefor (to the extent not exercised theretofore), and the substituted Options and Rights may specify terms different than the surrendered options and rights or have any other provisions which are authorized by the Plan; or may assume options and rights granted by such other company, and such options and rights shall not reduce the number of shares of Common Stock available for the grant of Options and Rights under this Plan, except to the extent that such options and rights are granted under this Plan pursuant to a provision of a plan or agreement of merger of such other company with the Company, and to the extent that such options and rights, if granted under this Plan, would reduce the number of shares of Common Stock available pursuant to the provisions of Article 5. The Company may grant options and rights otherwise than under the provisions of this Plan and may adopt other stock option plans or stock purchase, stock appreciation rights, or other stock-related plans, and such options and rights and the options, rights, and stock granted or issued under such plans shall not reduce the number of shares of Common Stock available for the grant of Options and Rights under this Plan. Neither the adoption or amendment of this Plan nor the submission of the Plan or amendments for stockholder approval shall be deemed to impose any limitation on the powers of the Company to grant or assume options or rights otherwise than under this Plan or to adopt other stock option plans or stock purchase, stock appreciation rights, or other stock-related plans, nor shall they be deemed to impose any requirement of


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stockholder approval upon the same.  Notwithstanding the foregoing, however, no modification of an Option or Right granted under the Plan shall alter or impair the rights or obligations of the holder of such Option or Right without the consent of the holder.

13.  Effectiveness of the Plan

          The Plan and any amendments which require stockholder approval pursuant to Article 11 are subject to approval by vote of the stockholders of the Company within twelve months after their adoption by the Board. Subject to such approval, the Plan and any amendments are effective on the date on which they are adopted by the Board. Options and Rights may be granted prior to stockholder approval of the Plan or amendments, but each such Option or Right granted shall be subject to the approval, if required, of the Plan or amendments by the stockholders. Except as otherwise required to satisfy the requirements of Rule 16b-3, the day on which any Option or Right granted prior to required stockholder approval of the Plan or amendments is granted shall be the Date of Grant for all purposes as if the Option or Right had not been subject to such approval. No Option or Right granted may be exercised prior to such required stockholder approval.

14.  Term of the Plan

          Unless sooner terminated by the Board pursuant to Article 11, the Plan shall terminate ten years from the date on which the Board approves the most recent amendment to the Plan that changes either the aggregate number of shares of Common Stock that may be issued under the Plan or the class of persons eligible to receive Options or Rights under the Plan, and which amendment subsequently is approved by the stockholders of the Company. No Options or Rights may be granted after termination. Termination of the Plan shall not affect the validity of any Option or Right outstanding on the date of termination.

15.  Indemnification of Committee

          In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Right granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

16.  General Provisions

          (a) The establishment of the Plan shall not confer upon any Employee or Key Employee any legal or equitable right against the Company, any Subsidiary or the Committee except as expressly provided in the Plan.

          (b) The Plan does not constitute inducement or consideration for the employment of any Employee, nor is it a contract between the Company or any Subsidiary and any Employee or Key Employee. Participation in the Plan shall not give any Employee or Key Employee any right to be retained in the service or employ of the Company or any Subsidiary. The Company and its Subsidiaries retain the right to hire and discharge any Employee at any time, with or without cause, as if the Plan never had been adopted.


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          (c)  The interests of any Optionee under the Plan are not subject to the claims of creditors and may not be assigned, alienated or encumbered in any way.

          (d) The Plan shall be governed, construed and administered in accordance with the laws of the State of New York and the intention of the Company that Incentive Stock Options granted under the Plan qualify as such under section 422 of the Code.